ENZON, INC.

                  NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED*/


A.   Purpose and Scope

          The purpose of this Plan is to encourage stock ownership by employees and directors of, and independent consultants to, Enzon, Inc., a Delaware corporation, and its subsidiaries (herein called the "Company"), to provide an incentive to such persons to develop, expand and improve the profits and prosperity of the Company, and to assist the Company in attracting key personnel and consultants through the grant of Options to purchase shares of the Company's Common Stock.

B.   Definitions

     Unless otherwise required by the context:

     1. "Board" shall mean the Board of Directors of the Company.

     2. "Committee" shall mean the Compensation Committee, which is appointed by the Board, and which shall be composed of at least two Non-Employee Directors.

--------
*/ The Plan was amended by vote of the Board of Directors on each of January 10, 1990, February 6, 1990, April 25, 1990, February 23, 1991, May 30, 1991,
November 21, 1991, approved by vote of the Stockholders on January 22, 1992, amended by vote of the Board of Directors on December 28, 1992 with such amendment ratified by vote of the Stockholders on February 8, 1993, amended by vote of the Board of Directors on September 13, 1993 with such amendment ratified by vote of the Stockholders on December 7, 1993, amended by the Board of Directors on July 17, 1995 with such amendment ratified by vote of the Stockholders on December 5, 1995.


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

     3. "Company" shall mean Enzon, Inc. and its subsidiaries.

     4. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     5. "Independent Director" shall mean a director who is not an employee of the Company.

     6. "Non-Employee Director" shall have the meaning ascribed in Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended.

     7. "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

     8. "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section F below.

     9. "Participant" shall mean an employee of the Company, a director of the Company, a consultant to the Company, or any person to whom an Option is granted under the Plan.

     10. "Plan" shall mean this Enzon, Inc. Non-Qualified Stock Option Plan, as amended.

     11. "Stock" shall mean the Common Stock of the Company, par value $.01.

C.   Stock to be Optioned

     Subject to the provisions of Section L of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 6,200,000 shares. Such

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

shares may be treasury, or authorized but unissued shares of, the Stock of the Company.

D.   Administration

           The Plan shall be administered by the Committee or the Board. Two members of the Committee shall constitute a quorum for the transaction of business. Except as provided in Section Q hereof, the Committee or the Board shall make all decisions with respect to the operation of the Plan, the participation in the Plan by employees or directors of, or consultants to the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.

E.   Eligibility

     The Board or the Committee may grant Options to any employee (including an employee who is a director or an officer), or any person who is not an employee who is a director or an officer, or any person who is not an employee and serves as a director of the Company, or any consultant to the Company. Options may be awarded by the Board or the Committee at any time and from time to time to new Participants, or to then current Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board, or the

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

Committee shall determine. Options granted at different times need not contain similar provisions.

F.   Option Price

     The purchase price for Stock under each Option shall be at least 100 percent of the fair market value of the Stock at the time the Option is granted, but in no event less than the par value of the Stock. The fair market value of the Company's Stock shall be determined as follows:

     a. If the Common Stock continues to be traded on the over-the-counter market as a National Market System Security or is traded on a national securities exchange, the fair market value of the Stock shall be the closing sale price on such day that the Option is granted as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the national securities exchange on which the Stock is trading, as the case may be; or

     b. If the Common Stock ceases to be traded as a National Market System Security but continues to be traded on the over-the-counter market, the fair market value of the Stock shall be the closing bid price on such day that the Option is granted as reported by NASDAQ; or

     c. If the Common Stock ceases to be traded on the over-the-counter market and is not traded on a national securities exchange, the current market value shall be determined by a reputable investment banking firm

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

     retained by the Board.

G.   Terms and Conditions of Options

     Except as provided in Section Q hereof, Options granted pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by agreements ("Option Agreements") in such form as the Board or the Committee, shall from time to time approve. Such Agreements shall comply with and be subject to the following terms and conditions:

     1. Employment Agreement - The Board or the Committee may, in its discretion, include in any Option granted under the Plan to a Participant who is an employee of the Company a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time, except as otherwise agreed to by the Company.

     2. Time and Method of Payment - The Option Price shall be paid in full in cash, by certified check or official bank check, at the time an Option is exercised under the Plan. If the Board or the Committee in its sole discretion so authorizes, payment may be made by exchange of shares of the Company's Common Stock previously owned by the optionee, having the same fair market value as determined in the manner set forth in Section F. Without payment by one of the

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

methods described above, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his or her ownership of the Stock issuable under such Option. A Participant shall have none of the rights of a stockholder until the Option is duly exercised, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is duly exercised.

     3. Number of Shares - Each Option shall state the total number of shares of Stock to which it pertains.

     4. Option Period and Limitations on Exercise of Options - Except for Options granted pursuant to Section Q hereof, the Board or Committee shall determine the period of time during which an Option may be exercised, provided, however, that no Option may be exercised after the expiration of ten years from the date it is granted. Except for Options granted pursuant to Section Q hereof, the Board or the Committee may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option Agreement; provided, however, that no Option granted subsequent to November 21, 1991 may be exercisable for a minimum of six months from the date of grant. Options granted pursuant to Section Q hereof will be exercisable in accordance with Section R hereof. Except as provided in the Option Agreement and in this Section G(4), an Option may be exercised in whole or in part at any time during its term. No Option may be exercised for a fractional share of Stock.

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

H.   Termination of Employment

     Except as provided in Section I below, if an employee who is a Participant ceases to be employed by the Company, his or her Options unless otherwise exercised, shall terminate as of the close of business on the one hundred and ninetieth (190th) day following the termination of the Participant's employment with the Company; provided, however, that such Participant may exercise his or her Options during such one hundred and ninety (190) day period following such termination of employment only to the extent that he or she would otherwise be entitled to exercise such Options during such period; provided, further, however, that in no event shall any Option be exercisable more than ten (10) years from the date it was granted. Notwithstanding the foregoing, the Board or the Committee may cancel an Option during the one hundred and ninety (190) day period referred to in this section, if the Participant engages in employment or activities contrary, in the opinion of the Board or the Committee, to the best interests of the Company. The Board or the Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Board or the Committee shall be final and conclusive. The foregoing provisions may be modified or waived by the Board or the Committee and do not, in any case, apply to any Participant who is not an employee of the Company. Except for Options granted

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

pursuant to Section Q hereof, the Board or the Committee will determine what, if any, provisions for earlier termination of the Option will be included in the Option Agreement issued to any person who is not an employee. The Board or the Committee will determine who shall be deemed to be an employee of the Company for the purposes of this Section H and Section I below at the time the Option is granted.

I.   Rights in Event of Death

     If an employee who is a Participant dies while employed by the Company, or within three months after having retired with the consent of the Company, and without having fully exercised his or her Options, the executors or administrators, or legatees or heirs, of his or her estate shall have the right to exercise such Options to the extent that such deceased Participant was entitled to exercise the Options on the date of his or her death; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted. The foregoing provisions may be modified or waived by the Board or the Committee and do not, in any case, apply to any Participant who is not an employee of the Company. Except for Options granted pursuant to Section Q hereof, the Board or the Committee will

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

determine what, if any, provisions concerning exercise of the Option upon the death of the holder will be included in the Option Agreement issued to any person who is not an employee.

J.   No Obligations to Exercise Option

     The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

K.   Nonassignability

     Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Option shall be exercisable only by such Participant.

L.   Effect of Chance in Stock Subject to the Plan

     The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, and the price per share, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend on the Company's Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any

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

Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section I to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, notwithstanding any provisions contained in the Plan or the Option Agreement to the contrary.

M.   Amendment and Termination

     Subject to the last paragraph of this Section M, the Board or the Committee, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of twenty years from the date of the Plan's initial adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

     No such amendment will require stockholder approval, unless stockholder approval is required by either the rules of Nasdaq or any other stock exchange upon

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

which the Company's securities shall be listed or any applicable law.

N.   Agreement and Representation of Participants

     As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are not registered under the Securities Act of 1933 (the "Act"), are "restricted securities" as that term is defined in Rule 144 under the Act and are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Act or any other applicable law, regulation, or rule of any governmental agency.

O.   Reservation of Shares of Stock

     The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.



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

P.   Effective Date of Plan

     The Plan shall be effective as of the date it is initially adopted by the Board, provided that Section Q shall not become effective until it has been ratified by the stockholders.

Q.   Grant of Options to Independent Directors

     (a) On each of January 2, 1994, January 2, 1997, January 2, 2000 and January 2, 2003, each Independent Director shall automatically receive an Option to purchase 60,000 shares of Stock (the "Regular Independent Director Grant"). Notwithstanding the foregoing, should the date on which a Regular Independent Director Grant is scheduled to be awarded pursuant to the preceding sentence fall on a Saturday, Sunday or holiday, the Regular Independent Director Grant shall be awarded on the first business day immediately following such scheduled date.

     (b) On the date of each Independent Director's initial election to the Board, pursuant to a vote of the Company's stockholders or the Board, such newly-elected Independent Director shall automatically receive (i) an Option to purchase a pro rata share of the shares of Stock underlying an Option granted pursuant to a Regular Independent Director Grant, which shall be equal to the product of 1,666 multiplied by the number of whole months remaining in the relevant three year period until the next Regular Independent Director Grant (the "Pro Rata Independent Director Grant"); and (ii) an Option to purchase
10,000  shares of Common  Stock  (the  "Initial  Independent  Director  Election
Grant").



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

R.   Exercise Period of Options Granted to Independent Directors

     Subject to the last paragraph of this Section R, each Option granted pursuant to the Plan shall vest and become exercisable as follows:

     (1) Those Options granted pursuant to a Regular Independent Director Grant shall vest and become exercisable as to 20,000 shares on the first anniversary of the date of grant; as to 20,000 shares on the second anniversary of the date of grant; and as to the remaining 20,000 shares on the third anniversary of the date of grant.

     (2) Those Options granted pursuant to a Pro Rata Independent Director Grant shall vest and become exercisable as to that number of shares equal to the product of 1,666 multiplied by the number of whole months remaining in the first calendar year in which the Independent Director is elected initially to the Board on the January 1st following such Independent Director's initial election to the Board; and as to any remaining shares in accordance with the schedule for Options granted pursuant to a Regular Independent Director Grant as provided in Section R(1) hereof.

     (3) Those Options granted pursuant to an Initial Independent Director Election Grant shall become exercisable as to 5,000 shares on the first anniversary of the date of grant; and as to 5,000 shares on the second anniversary of the date of grant.

     Notwithstanding  the  foregoing,  an  Option  shall  not  vest  and  become


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

exercisable as to the relevant shares unless such Independent Director has served continuously on the Board during the year preceding the date on which such Options are scheduled to vest and become exercisable, or from the date such Independent Director joined the board should such Independent Director have joined the board during such preceding year; provided, however, that if an Independent Director does not fulfill such continuous service requirement due to such Independent Director's death or disability all Options granted to such Independent Director pursuant to Section Q hereof shall nonetheless vest and become exercisable as provided in this Section R. For purposes of this Section R "disability" shall mean a physical or mental condition which prevents an Independent Director from performing his duties as an Independent Director of the Company for a continuous six month period or for a total of six months during any 18 month period. Any Option which does not vest and become exercisable in accordance with this Section R shall terminate and be of no further force or effect.


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